UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 26, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-25              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On July 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-2
Home Equity Mortgage Pass-Through Certificates, Series 2004-2
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: July 30, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 2
                           Statement to Certificate Holders
                                  July 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       254,100,000.00   232,618,114.99   13,435,724.79    306,474.37   13,742,199.16     0.00           0.00      219,182,390.20
M1        28,875,000.00    28,875,000.00            0.00     45,999.48       45,999.48     0.00           0.00       28,875,000.00
M2        23,100,000.00    23,100,000.00            0.00     48,734.58       48,734.58     0.00           0.00       23,100,000.00
B1        13,200,000.00    13,200,000.00            0.00     36,373.33       36,373.33     0.00           0.00       13,200,000.00
B2         5,750,000.00     5,750,000.00            0.00     17,082.29       17,082.29     0.00           0.00        5,750,000.00
B3A        2,475,000.00     2,475,000.00            0.00     10,762.81       10,762.81     0.00           0.00        2,475,000.00
B3F        2,500,000.00     2,500,000.00            0.00     15,260.42       15,260.42     0.00           0.00        2,500,000.00
P                100.00           100.00            0.00     56,789.54       56,789.54     0.00           0.00              100.00
AR               100.00             0.00            0.00          0.00            0.00     0.00           0.00                0.00
ARL              100.00             0.00            0.00          0.00            0.00     0.00           0.00                0.00
TOTALS   330,000,300.00   308,518,214.99   13,435,724.79    537,476.82   13,973,201.61     0.00           0.00      295,082,490.20

AIO      127,050,000.00   116,309,057.50            0.00    164,771.16      164,771.16     0.00           0.00      109,591,195.11
X1       330,000,000.00   310,121,604.72            0.00          0.00            0.00     0.00           0.00      298,261,544.17
X2                 0.00             0.00            0.00          0.00            0.00     0.00           0.00                0.00

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
--------------------------------------------------------------------------------------------------          ----------------------
A1       22541SEN4        915.45893345   52.87573707   1.20611716    54.08185423        862.58319638         A1        1.530000 %
M1       22541SER5      1,000.00000000    0.00000000   1.59305558     1.59305558      1,000.00000000         M1        1.850000 %
M2       22541SES3      1,000.00000000    0.00000000   2.10972208     2.10972208      1,000.00000000         M2        2.450000 %
B1       22541SET1      1,000.00000000    0.00000000   2.75555530     2.75555530      1,000.00000000         B1        3.200000 %
B2       22541SEU8      1,000.00000000    0.00000000   2.97083304     2.97083304      1,000.00000000         B2        3.450000 %
B3A      22541SFZ6      1,000.00000000    0.00000000   4.34861010     4.34861010      1,000.00000000         B3A       5.050000 %
B3F      22541SGA0      1,000.00000000    0.00000000   6.10416800     6.10416800      1,000.00000000         B3F       7.325000 %
P        22541SEV6      1,000.00000000    0.00000000         ####            ###      1,000.00000000         P         8.681932 %
AR       22541SEQ7          0.00000000    0.00000000   0.00000000     0.00000000          0.00000000         AR        8.681932 %
ARL      22541SFY9          0.00000000    0.00000000   0.00000000     0.00000000          0.00000000         ARL       8.681932 %
TOTALS                    934.90283188   40.71428053   1.62871616    42.34299669        894.18855134

AIO      22541SEP9        915.45893349    0.00000000   1.29690012     1.29690012        862.58319646         AIO       1.700000 %
X1       22541SEW4        939.76243855    0.00000000   0.00000000     0.00000000        903.82286112         X1        0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                      Email: taoheed.agbabiaka@jpmorgan.com

Sec. 4.06(a)(i)         Principal Remittance Amount                                                         11,838,656.61

                        Scheduled Principal Payments                                                           566,406.36

                        Principal Prepayments                                                               10,786,718.05

                        Curtailments                                                                           320,105.23

                        Curtailment Interest Adjustments                                                         1,042.03

                        Repurchase Principal                                                                    91,144.56

                        Substitution Amounts                                                                         0.00

                        Net Liquidation Proceeds                                                                73,240.38

                        End of Pre-Funding Period Transfer                                                           0.00

                        Other Principal Adjustments                                                                  0.00

                        Gross Interest                                                                       2,386,720.72

                        Recoveries from Prior Loss Determinations                                                    0.00

                        Reimbursements of Non-Recoverable Advances Previously Made                               7,522.75

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                 0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                      27

                        Balance of Loans with Respect to which Prepayment Penalties were Collected           1,486,541.54

                        Amount of Prepayment Penalties Collected                                                56,788.82

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                       6,783

                        Beginning Aggregate Loan Balance                                                   310,121,701.17

                        Ending Number of Loans Outstanding                                                          6,554

                        Ending Aggregate Loan Balance                                                      298,261,640.62

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fees)                                    134,086.27

                        Trustee Fees                                                                             2,584.35

Sec. 4.06(a)(vii)       Current Advances                                                                              N/A

                        Aggregate Advances                                                                            N/A


Section 4.06(a)(viii)   Delinquent Mortgage Loans
                                                Group 1
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        36            1,759,509.66                   0.59 %
                                               2 Month                        17              817,488.71                   0.27 %
                                               3 Month                        18              943,725.22                   0.32 %
                                                Total                         71            3,520,723.59                   1.18 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         11              267,271.95                 0.09 %
                                               * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Section 4.06(a)(xi)     REO Properties
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                        21,403.94

                        Cumulative Realized Losses - Reduced by Recoveries                                             21,403.94

Sec. 4.06 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                                            0.00

Sec. 4.06 (a)(xiv)      Capitalized Interest Requirement                                                                    0.00

Sec. 4.06 (a)(xiv)      Weighted Average Net Mortgage Rate                                                             8.68193 %

Sec. 4.06 (a)(xiv)      Net Excess Spread                                                                              0.92091 %

Trigger Event           Trigger Event Occurrence (Effective May 2007)                                                         NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                               0.43328 %
                        Sr. Enhancement Percentage x 16%                                                               4.24214 %
                                               OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                        0.00 %
                        Cumulative Loss Limit                                                                             8.00 %

O/C Reporting           Targeted Overcollateralization Amount                                                      12,705,011.55
                        Ending Overcollateralization Amount                                                         3,179,150.42
                        Ending Overcollateralization Deficiency                                                     9,525,861.13
                        Overcollateralization Release Amount                                                                0.00
                        Monthly Excess Interest                                                                     1,597,068.18
                        Payment to Class X-1                                                                                0.00


